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[GRAPHIC APPEARS HERE]                                                                                SEND APPLICATION AND CHECK TO:
                                                                                           FIRST METLIFE INVESTORS INSURANCE COMPANY
Home Office Address (no correspondence)                    INDIVIDUAL VARIABLE                 Policy Service Office: P.O. Box 10366
200 Park Avenue . New York, NY 10166                            ANNUITY                                  Des Moines, Iowa 50306-0366
First MetLife Investors Variable Annuity Class AA             APPLICATION                        FOR ASSISTANCE CALL: 1-800 848-3854
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number          -           -
  Name        (First)          (Middle)       (Last)                                         _________   _________   _________

                                                                              Sex [ ] M [ ] F Date of Birth        /      /
                                                                                                            ______  ______ _____

  _______________________________________________________________________
  Address     (Street)          (City)        (State)        (Zip)            Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

                                                                              Social
  _______________________________________________________________________     Security/Tax ID Number         -         -
  Name        (First)          (Middle)       (Last)                                                ________   _______   ________

                                                                              Sex [ ] M [ ] F Date of Birth/Trust     /     /
                                                                                                                  ___   ___   ___

  _______________________________________________________________________
  Address     (Street)         (City)         (State)        (Zip)            Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number          -           -
  Name        (First)          (Middle)       (Last)                                         _________   _________   _________

                                                                              Sex [ ] M [ ] F Date of Birth        /       /
                                                                                                            ______  ______  _____

  _______________________________________________________________________
  Address     (Street)         (City)         (State)        (Zip)            Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                                6. PURCHASE PAYMENT
__________________________________________________________________________________________  ________________________________________

  [X] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
  QUALIFIED                                                                                 __________________________________
  [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
  [ ] 403(b) TSA ROLLOVER*
                                                                                            Initial Purchase
  408 IRA* (check one of the options listed below)
                                                                                            Payment $___________________________
  Traditional IRA               SEP IRA                       Roth IRA                                  Make Check Payable to
  _______________               _______                       ________                                 First MetLife Investors
  [ ] Transfer                  [ ] Transfer                  [ ] Transfer
  [ ] Rollover                  [ ] Rollover                  [ ] Rollover                  (Estimate dollar amount for 1035
  [ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____   exchanges, transfers, rollovers, etc.)

   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         Minimum Initial Purchase Payment:
                                                                                              $5,000 (Non-Qualified)
                                                                                              $2,000 (Qualified)
__________________________________________________________________________________________  ________________________________________

4515 (7/04)                                                                                                            APPVA-704AANY
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_________________________________________________________________

RIDER                                                                10. ACKNOWLEDGEMENT AND AUTHORIZATION
_________________________________________________________________    _______________________________________________________________

7. BENEFIT RIDER (subject to age restrictions)                       I (We) agree that the above information and statements and
_________________________________________________________________    those made on all pages of this application are true and
                                                                     correct to the best of my (our) knowledge and belief and
These riders may only be chosen at time of application. Please       are made as the basis of my (our) application. I (We)
note, there are additional charges for the optional riders.          acknowledge receipt of the current prospectus of First MetLife
ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.                       Investors Variable Annuity Account One. PAYMENTS AND
1) [ ] Guaranteed Minimum Income Benefit Rider (GMIB)*               VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS
2) [ ] Guaranteed Withdrawal Benefit (GWB)*                          MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
   * Only ONE (GMIB or GWB) may be elected                           _______________________________________________________________
3) Death Benefit Riders (Check one. If no election is made, the      _______________________________________________________________
   Principal Protection option will apply).
      [ ] Principal Protection (no additional charge)
      [ ] Annual Step-up                                             _______________________________________________________________
                                                                       (Owner Signature & Title, Annuitant unless otherwise noted)
The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the GMIB is not exercised on or
before the date required minimum distributions must begin under a    _______________________________________________________________
qualified plan, the certificate owner or beneficiary might be unable                 (Joint owner signature & Title)
to exercise the GMIB benefit under the rider due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise the GMIB after your required minimum distribution beginning _______________________________________________________________
date under an IRA, you should consider whether the GMIB is                     (Signature of annuitant if other than Owner)
appropriate for your circumstances. You should consult your tax
advisor.                                                             Signed at_________________________________________________
___________________________________________________________________                     (City)                  (State)

COMMUNICATIONS                                                       Date _____________________________________________________
___________________________________________________________________  _______________________________________________________________

8. SPECIAL REQUESTS                                                  11. AGENT'S REPORT
___________________________________________________________________  _______________________________________________________________


                                                                     _______________________________________________________________
                                                                                          Agent's Signature

                                                                     _______________________________________________________________
                                                                                                Phone

                                                                     _______________________________________________________________
                                                                                       Agent's Name and Number

                                                                     _______________________________________________________________
                                                                                       Name and Address of Firm

                                                                     _______________________________________________________________
                                                                                        State License ID Number

                                                                     _______________________________________________________________
___________________________________________________________________                      Client Account Number
                                                                     _______________________________________________________________
9. REPLACEMENTS                                                      _______________________________________________________________
___________________________________________________________________
                                                                     Home Office Program Information:
Does the applicant have any existing life insurance                  ________________________________
policies or annuity contracts?                       [ ] Yes [ ] No
                                                                     Select one. Once selected, the option cannot be changed.
Is this annuity being purchased to replace any existing
life insurance or annuity policy(ies)?               [ ] Yes [ ] No  Option A _________________      Option B _________________

If "Yes", applicable disclosure and replacement forms                Default as defined in the Selling Agreement or determined by
must be attached.                                                    firm.
___________________________________________________________________  _______________________________________________________________

4515 (7/04)                                                                                                           APPVA-704AANY
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